                    PUTNAM CAPITAL MANAGER VARIABLE ANNUITY
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
       SUPPLEMENT DATED JULY 31, 1997 TO THE PROSPECTUS DATED MAY 1, 1997
                FOR THE PUTNAM CAPITAL MANAGER VARIABLE ANNUITY

The following language should be added after the last paragraph of the Section entitled "The Fixed Account":

    From time to time, Hartford may credit increased interest rates to Contract Owners under certain programs established at the discretion of Hartford. Effective August 6, 1997, Contract Owners may enroll in a special preauthorized transfer program known as Hartford's Dollar Cost Averaging Plus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program and preauthorize between 3 and 12 monthly transfers to any of the Sub-Accounts. Contract Owners enrolled in the Program will receive an increased interest rate guaranteed for a 12 month period.

    The preauthorized transfers will begin on or about 15 days following receipt of an initial Program Premium Payment. That Premium Payment plus any subsequent Premium Payments and any accrued interest will be completely transferred into the Sub-Accounts within twelve months of receipt of the initial Program Premium Payment. This will be accomplished by equal monthly transfers for the period selected, and a final transfer of the entire amount remaining in the Program.

    Any subsequent Premium Payments received by Hartford within the period selected for transfer will be allocated to the Sub-Accounts over the remainder of the transfer period. If, while the Program is still in effect but the transfer period has expired, a subsequent Premium Payment of $5,000 is received by Hartford, a new Program cycle will be initiated. Unless instructed otherwise, Hartford will allocate that Premium Payment in the same number of transfers and into the same Sub-Accounts as the previous election. If, while the Program is still in effect but the transfer period has expired, a subsequent Premium Payment of less than $5,000 is received by Hartford, the entire amount will be credited with the non-Program interest rate then in effect for the Fixed Account.

    If complete Program enrollment instructions are not received by Hartford within 15 days of receipt of the initial Program Premium Payment, the Program will be voided and the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

    The Contract Owner may elect to terminate the preauthorized transfers by calling or writing Hartford of their intent to cancel their enrollment in the Program. Upon cancellation of enrollment in the Program the Contract Owner will no longer receive the increased interest rate. Hartford reserves the right to discontinue, modify or amend the Program or any other interest rate program established by Hartford. Any change to the Program will not affect Contract Owners currently enrolled in the Program.

HV-2161
33-73572